EXHIBIT 23.1


                          INDEPENDENT AUDITORS' CONSENT


     We consent to the incorporation by reference in Registration Statements No. 33-20964, No. 33-24364, No. 33-41604, No. 33-52473, No. 33-54402 and No.
33-54404 on Form S-8, in Post-Effective Amendment No. 1 to Registration Statement No. 33-25581 on Form S-8 and in Registration Statement No. 333-51843 on Form S-3 of our report dated February 23, 1999, appearing in this Annual Report on Form 10-K of Weingarten Realty Investors for the year ended December 31, 1998.




DELOITTE  &  TOUCHE  LLP

Houston,  Texas
March  10, 1999